Page 16
                                                          Exhibit 10(iii)A(1)(a)

                                 AMENDMENT NO. 3
                                     TO THE
                        SUPPLEMENTAL RETIREMENT PLAN FOR
                 EXECUTIVES OF NATIONAL SERVICE INDUSTRIES, INC.


         THIS AMENDMENT made as of the 18th day of September, 1996, by National Service Industries, Inc., a Delaware corporation ("NSI");

                                   WITNESSETH:

         WHEREAS, NSI has previously established the Supplemental Retirement Plan for Executives of National Service Industries, Inc. ("Plan") for the exclusive benefit of its eligible employees and their beneficiaries; and

         WHEREAS, NSI desires to amend the Plan in accordance with the power of amendment contained therein;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Section 1.1(a)(2) is hereby amended by deleting the first sentence of the present section and substituting the following in lieu thereof:

         "A Participant's Accrued Pension as of any given date that is after the date he has attained both at least age 55 and completed at least 10 years of service from his Service Date to his Early Retirement Date, and before his Normal Retirement Date, shall be an amount equal to 45% of his Average Monthly Compensation, minus 50% of his Primary Social Security Benefit."

                                       2.

         Section 3.3 is hereby amended by deleting the first sentence of the present section and substituting the following in lieu thereof:

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                                                          Exhibit 10(iii)A(1)(a)

         "A Participant may retire after his 55th birthday and the date of completion of at least 10 years of service from his Service Date to his Early Retirement Date and be entitled to an Early Retirement Accrued Pension."

                                       3.

         This Amendment shall be effective September 18, 1996. Except as hereby amended, the Plan shall remain in full force and effect.


                                               NATIONAL SERVICE INDUSTRIES, INC.


ATTEST:
                                               By: /S/ DAVID LEVY

/S/ KEN MURPHY
         (CORPORATE SEAL)